                                                                 EXHIBIT 10.8(F)
                        COMMERCIAL SECURITY AGREEMEMENT

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     PRINCIPAL      LOAN DATE       MATURITY       LOAN NO.       CALL      COLLATERAL        ACCOUNT     OFFICER       INITIALS
    $480,000.00     07-14-1995     07-14-2002                                                              864
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 Reference in the shaded area are for Lender's use only and do not limit the applicability of the document to any particular loan or item.
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  BORROWER: Travis Boats & Motors        LENDER: Hibernia National Bank
            Baton Rouge, Inc. (TIN:              TIN: 72-0210640
            721224456)                           Loan Administration Department
            14369 Florida Boulevard              440 Third Street
            Baton Rouge, LA 70819                Baton Rouge, LA 70501
================================================================================

     THIS COMMERCIAL SECURITY AGREEMENT is entered into between Travis Boats & Motors Baton Rouge, Inc. (referred to below as "Grantor"); and Hibernia National Bank (referred to below as "Lender"). For valuable consideration, Grantor hereby pledges to Lender and grants to Lender a continuing security interest in the Collateral to secure Grantor's present and future indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law or otherwise.

     DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Louisiana Commercial Laws (La. R.S. 10: 9-101, et seq.). All references to dollar amounts shall mean amounts in lawful money of the United States of America.

          AGREEMENT. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time) to time, together with all exhibits and schedules attached or to be attached to this Commercial Security Agreement from time to time.

          COLLATERAL. The word "Collateral" means individually, collectively and interchangeably any and all of Grantor's present and future rights, title and interest in and to the following described property, together with any and all present and future additions thereto, substitutions therefor, and replacements thereof:

               ALL INVENTORY, INCLUDING, WITHOUT LIMITATION, ALL BOAT, MOTOR, TRAILER AND PARTS INVENTORY; WHETHER OWNED NOW OR ACQUIRED LATER; ALL ACCESSIONS ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS; ALL RELATED EQUIPMENT, AND ALL RELATED ACCOUNTS, CHATTEL PAPER, DOCUMENTS, AND GENERAL INTANGIBLES; ALL RECORDS OF ANY KIND RELATING TO ANY OF THE FOREGOING; ALL PROCEEDS (INCLUDING INSURANCE, CHATTEL PAPER AND ACCOUNTS PROCEEDS) AND ALL RELATED GENERAL INTANGIBLES.

          The Collateral also includes any related equipment wherever located, and any and all additions thereto and substitutions or replacements therefor, and all accessories, attachments, and accessions thereto, whether added now or later, and all products, and proceeds derived or to be derived therefrom, including without limitation all insurance proceeds and refunds of insurance premiums, if any, and all sums that may be due from third parties who may cause damage to any of the foregoing, or from any insurer, whether due to judgement, settlement, or other process, and any and all present and future accounts, contract rights, chattel paper, instruments, documents, and notes that may be derived from the sale, lease or other disposition of any of the forgoing, and any rights of Grantor to collect or enforce payment thereof, as well as to enforce any guarantees of the forgoing and security therefor, and all of Grantor's present and future general intangibles in any way related or pertaining to the ownership, operation, use or collection of any of the foregoing, including without limitation Grantor's limitation Grantor's books, records, files, computer disks and software, and all rights that Grantor may have with regard thereto.

          The word "Collateral" also includes any and all present or future parts, accessories, attachments, additions, accessions, substitutions and replacements to and for the collateral. The word "Collateral" further includes any and all of Grantor's present and future rights to any proceeds derived or to be derived from the sale, lease, damage, destruction, insurance loss, expropriation and other disposition of the collateral, including without limitation, any and all of Grantor's rights to enforce collection and payment of such proceeds.

          ENCUMBRANCES. The word "Encumbrances" means individually, collectively and interchangeably any and all presently existing and/or future mortgages, liens, privileges and other contractual and/or statutory security interests and rights of every nature and kind that, now and/or in the future, may affect the Collateral or any part or parts thereof.

          EVENT OF DEFAULT. The words "Event of Default" means individually, collectively and interchangeably any of the Events of Default set forth below in the section titled "Events of Default."

          GRANTOR. The word "Grantor" means individually, collectively and interchangeably Travis Boats & Motors Baton Rouge, Inc., its successors and assigns

          GUARANTOR. The word "Guarantor" means and includes individually, collectively, interchangeably and without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

          INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, in principal, interest costs, expenses and attorneys' fees and all other fees and charges, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" also includes any and all other loans, extensions of credit obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them, that may now and in the future be owed to or incurred in favor of Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, whether related or unrelated, whether committed or purely discretionary, due or to become due, direct or indirect or by way of assignment, determined or undetermined, absolute or contingent liquidated or unliquidated; whether Grantor may be liable individually or jointly with others, of every nature and kind whatsoever, in principal, interest costs, expenses and attorneys' fees and all other fees and charges; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become void or otherwise unenforceable.

          LENDER. The word "Lender" means Hibernia National Bank TIN: 72-0210640, its successors and assigns, and any subsequent holder or holders of the Note, or any interest therein.

          NOTE. The word "Note" means the note or credit agreement dated July 14, 1995, In the principal amount of $480,000.00 from Grantor to Lender, together with all substitute or replacement notes therefor, as well as all renewals, extensions, modifications, refinancings, consolidations and substitutions of and for the note or credit agreement.

          RELATED DOCUMENTS. The words "Related Documents" mean and include individually, collectively, interchangeably and without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, collateral mortgages, deeds of trust, and all other instruments, agreements, and documents, whether now or hereafter existing, executed in connection with the indebtedness.

     CONTINUING SECURITY INTEREST TO SECURE PRESENT AND FUTURE INDEBTEDNESS. Grantor affirms that Grantor has granted a continuing security interest in the Collateral in favor of Lender to secure any and all present and future Indebtedness of Grantor in favor of Lender, as may be outstanding from time to time set forth above, in principal, interest costs, expenses, attorneys' fees and other fees and charges, with the continuing preferences and preferences and priorities provided under applicable Louisiana law.

     DURATION OF THIS AGREEMENT. This Agreement shall remain in full force and effect until such time as this Agreement and the security interests created hereby are terminated and cancelled by Lender under a written cancellation instrument in favor of Grantor.

     OBLIGATIONS OF GRANTOR. Grantor represents, warrants and covenants to Lender as follows:

          PREFECTION OF SECURITY INTEREST. Grantor agrees to executes such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic, facsimile, or other reproduction of any financing statement Grantor will reimburse Lender for all expenses for the perfection, termination, and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. Grantor also promptly will notify Lender of any change in Grantor's Employer Identification Number. Grantor further agrees to notify Lender in writing prior to any change in address or location of Grantor's principal governance office. Grantor represents and warrants to Lender that Grantor has provided Lender with Grantor's correct Employer Identification Number and that Grantor has no other Employer Identification Numbers. Grantor promptly shall notify Lender should Grantor apply for or obtain a new Employer ldentification Number or should Grantor merge or consolidate with any other entity.

          PURCHASE MONEY SECURITY INTEREST. Lender's security interest in Grantor's inventory and/or equipment as provided herein constitutes a "purchase money security interest" within the context of the Uniform Commercial Code, and Grantor shall use, or, as applicable, has used the

07-14-1995                COMMERCIAL SECURITY AGREEMENT                   PAGE 2
LOAN NO                              (CONTINUED)
================================================================================
          proceeds of Grantor's loan evidenced by the above-referenced Note solely to purchase or acquire such inventory and/or equipment.

          NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

          ENFORCEABILITY OF COLLATERAL. To the extent the Collateral consists of accounts, contract rights, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with applicable state and federal laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral, free of any offset, compensation, deduction or counterclaim.

          LOCATION OF THE COLLATERAL. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (a) all real property owned or being purchased by Grantor; (b) all real property being rented or leased by Grantor, (c) all storage facilities owned, rented, leased, or being used by Grantor; and (d) all other properties where Collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. Collateral consisting of inventory and other goods is not currently located and, as long as this Agreement remains in effect, will not be kept in a field or public warehouse or with a bailee, and shall be kept only at locations approved by Lender.

          REMOVAL OF COLLATERAL. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Louisiana, without the prior written consent of Lender.

          TRANSACTIONS INVOLVING COLLATERAL. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any Encumbrance or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even it junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

          TITLE, AUTHORITY, BINDING EFFECT. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all Encumbrances except for Lender's security interest. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor further represents and warrants that it has requisite authority to enter into this Agreement in favor of Lender and to grant to Lender the security interest in the Collateral as provided herein. Grantor additionally represents and warrants that this Agreement is binding upon Grantor as well as Grantor's heirs, successors, transferees and assigns, and is legally enforceable in accordance with its terms. The foregoing representations and warranties and all other representations and warranties of Grantor under this Agreement shall be continuing and shall survive the termination of this Agreement.

          COLLATERAL SCHEDULES AND LOCATIONS. Insofar as the Collateral consists of inventory, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

          REPAIRS AND MAINTENANCE. Grantor shall keep and maintain and shall cause others to keep and maintain the Collateral in good order, repair and merchantable condition. Grantor shall futher make and/or cause all necessary repairs to be made to the Collateral, including the repair and restoration of any portion of the Collateral that may be damaged, lost or destroyed. In addition, Grantor shall not, without the prior written consent of Lender, make or permit to be made any alterations to any of the Collateral that may reduce or impair the Collateral's use, value or marketability. Furthermore, Grantor shall not, nor shall Grantor permit others to abandon, commit waste, or destroy the Collateral or any part or parts thereof.

          TAXES. Grantor shall promptly pay or cause to be paid when due, all taxes, local and special assessments, and governmental and other charges of every type and description, that may from time to time be imposed, assessed and levied against the Collateral or against Grantor. Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner. Grantor may withhold any such payment or elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized.

          COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall comply promptly with, and shall cause others to comply with, all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized. Grantor shall not use the Collateral, and shall not permit others to use the Collateral, for any purpose other than those previously agreed to by Lender in writing; but in no event shall any of the Collateral be used in any manner that would damage, depreciate or diminish its value or that may result in cancellation or termination of insurance coverage. Grantor additionally agrees not to do or suffer to be done anything that may increase the risk of fire or other hazards to the Collateral.

          HAZARDOUS SUBSTANCES. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any traction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnity shall survive the payment of the indebtedness and the satisfaction of this Agreement.

          REQUIRED INSURANCE. So long as this Agreement remains in effect, Grantor shall, at its sole cost, keep and/or cause others, at their expense, to keep the Collateral constantly insured against loss by fire, by hazards included within the term "extended coverage," and by such other hazards (including flood insurance where applicable) as may be required by Lender. Such insurance shall be in an amount not less than the full replacement value of the Collateral, or such other amount or amounts as Lender may require or approve in writing. Grantor shall further provide and maintain, at its sole cost and expense, comprehensive public liability insurance, naming both Grantor and Lender as parties insured, protecting against claims for bodily injury, death and/or property damage arising out of the use, ownership, possession, operation and condition of the Collateral, and further containing a broad form contractual liability endorsement covering Grantor's obligations to indemnity Lender as provided hereunder.

          Grantor may purchase such insurance from any insurance company or broker that is acceptable to Lender, provided that such approval may not be unreasonably withheld. All such insurance policies, including renewals and replacements, must also be in form and substance acceptable to Lender, and must additionally contain a loss payable or other endorsement in favor of Lender, providing in part that (a) all proceeds and returned premiums under such policies of insurance will be paid directly to Lender, and (b) no act or omission on the part of Grantor, or any of its officers, agents, employees or representatives, nor breach of any warranty contained in such policies, shall affect the obligations of the insurer to pay the full the amount of any loss to Lender. Such policies of insurance must also contain a provision prohibiting cancellation or the alteration of such insurance without at least thirty (30) days' prior written notice to Lender of such intended cancellation or alteration.

          Grantor agrees to provide Lender with originals or certified copies of such policies of insurance. Grantor further agrees to promptly furnish Lender with copies of all renewal notices and, if requested by Lender, with copies of receipts for paid premiums. Grantor shall provide Lender with originals or certified copies of all renewal or replacement policies of insurance no later than fifteen (15) days before any such existing policy or policies should expire. If Grantor's insurance policies and renewals are held by another person, Grantor agrees to supply original or certified copies of the same to Lender within the time periods required above.

          Grantor agrees to notify immediately Lender in writing of any material casualty to or accident involving the Collateral, whether or not such casualty or loss is covered by insurance. Grantor further agrees to promptly notify Grantor's insurance company and to submit an appropriate claim and proof of claim to the insurance company in the event that any Collateral is lost, damaged, or destroyed as a result of an insured hazard. Lender may submit such a claim and proof of claim to the insurance company on Grantor's behalf, should Grantor fail to do so promptly for any reason.

07-14-1995                   COMMERCIAL SECURITY AGREEMENT                PAGE 3
LOAN NO                                (CONTINUED)
================================================================================

          Grantor hereby irrevocably appoints Lender as its agent and attorney-in-fact, such agency being coupled with an Interest to make, settle and adjust claims under such policy or policies of insurance and to endorse the name of Grantor on any check or other item of payment for the proceeds thereof, it being understood, however, that unless one or more Events of Default exist under this Agreement, Lender will not settle or adjust any such claim without the prior approval of Grantor (which approval shall not be unreasonably withheld).

          INSURANCE PROCEEDS. Lender shall have the right to directly receive the proceeds of all insurance protecting the Collateral. In the event that Grantor should receive any such insurance proceeds. Grantor agrees to immediately turn over and to pay such proceeds directly to Lender. All insurance proceeds may be applied, at Lender's sole option and discretion, and in such a manner as Lender may determine (after payment of all reasonable costs, expenses and attorneys' fees necessarily paid or fees necessarily paid or incurred by Lender in this connection), for the purpose of (a) repairing or restoring the lost, damaged or destroyed Collateral; or (b) reducing the then outstanding balance of Grantor's Indebtedness.

          Lenders receipt of such insurance proceeds and the application of such proceeds as provided herein shall not, however, affect the lien of this Agreement. Nothing under this section shall be deemed to excuse Grantor from its obligations promptly to repair, replace or restore any lost or damaged Collateral, whether or not the same may be covered by insurance, and whether or not such proceeds of insurance are available, and whether such proceeds are sufficient in amount to complete such repair, replacement or restoration to the satisfaction of Lender. Furthermore, unless otherwise confirmed by Lender in writng, the application or release of any insurance proceeds by Lender shall not be deemed to cure or waive any Event of Default under this Agreement. Any proceeds which have not been disbursed within six
          (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

          INSURANCE REPORTS. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following:
          (a) the name of the Insurer; (b) the risks Insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

          PRIOR ENCUMBRANCES. To the extent applicable, Grantor shall fully and timely perform any and all of its obligations under any prior Encumbrances affecting the Collateral. Without limiting the foregoing, Grantor shall not commit or permit to exist any breach of or default under any such prior encumbrances. Grantor shall further promptly notify Lender in writing upon the occurrence of any event or circumstances that would, or that might, result in a breach of or default under any such prior Encumbrance. Grantor shall further not modify or extend any of the terms of any prior Encumbrance or any indebtedness secured thereby, or request or obtain any additional loans or other extensions of credit from any third party creditor or creditors whenever such additional loan advances or other extensions of credit may be directly or indirecty secured, whether by cross-collateralizatlon or otherwise, by the Collateral, or any part or parts thereof, with possible preference and priority over Lender's security interest. Grantor additionally agrees to obtain, upon request by Lender, and in form and substance as may then be satisfactory to Lender, appropriate waivers and/or subordinations of any lessor's liens or privileges, vendor's liens or privileges, purchase money security interests, and any other Encumbrances that may affect the Collateral at any time.

          FUTURE ENCUMBRANCES. Grantor shall not, without the prior written consent of Lender, grant any Encumbrance that may affect the Collateral, or any part or parts thereof, nor shall Grantor permit or consent to any Encumbrance attaching to or being filed against any of the Collateral in favor of anyone other than Lender. Grantor shall further promptly pay when due all statements and charges of mechanics, materialmen, laborers and others incurred in connection with the alteration, improvement, repair and maintenance of the Collateral, or otherwise furnish appropriate security or bond, so that no future Encumbrance may ever attach to or be filed against any Collateral. Grantor additionally agrees to obtain, upon request by Lender, and in form and substance as may then be satisfactory to Lender, appropriate waivers and/or subordinations of any lessor's liens or privileges, vendor's liens or privileges, purchase money security interests, and any other Encumbrances that may affect the Collateral at any time.

          NOTICE OF ENCUMBRANCES. Grantor shall immediately notify Lender in writing upon the filng of any attachment lien, judicial process, claim, or other Encumbrance. Grantor additionally agrees to notify Lender immediately in writing upon the occurrence of any default, or event that with the passage of time, failure to cure, or giving of notice, might result in a default under any of Grantor's obligations that may be secured by any presently existing or future Encumbrance, or that might result in an Encumbrance affecting the Collateral, or should any of the Collateral be seized or attached or levied upon, or threatened by seizure or attachment or levy, by any person other than Lender.

          BOOKS AND RECORDS. Grantor will keep proper books and records with regard to Grantor's business activities and the Collateral in which a security interest is granted hereunder, in accordance with generally accepted accounting principles, applied on a consistent basis throughout, which books and records shall at all reasonable times be open to inspection and copying by Lender or its designated agents. Lender shall also have the right to inspect Grantor's books and records, and to discuss Grantor's affairs and finances with Grantor's officers and representatives, at such reasonable times as Lender may designate.

GRANTOR'S RIGHT TO POSSESSION. Until default, Grantor may have possession and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

EXPENDITURES BY LENDER. Grantor recognizes and agrees that Lender may incur certain expenses in connection with Lender's exercise of rights under this Agreement If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, Including without limitation all taxes, Encumbrances and other claims, at any time levied or placed on the Collateral, Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral, including without limitation, the purchase of Insurance protecting only Lender's interest in the Collateral. Lender may further take such other action or actions and incur such additional expenditures as Lender may deem to be necessary and proper to cure or rectify any actions or inactions on Grantor's part as may be required under this Agreement. Nothing under this Agreement or otherwise shall obligate Lender to take any such actions or to incur any such additional expenditures on Grantor's behalf, or as making Lender in any way responsible or liable for any loss, damage, or injury to the Collateral, to Grantor, or to any other person or persons, resulting from Lender's election not to take such actions or to incur such additional expenses. In addition, Lender's election to take any such actions or to incur such additional expenditures shall not constitute a waiver or forbearance by Lender of any Event of Default under this Agreement. All such expenditures Incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repaymenet. All such expeness shall becomme a part of the Indebtedness and, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. The following actions or inactions or both shall constitute Events of Default under this Agreement:

          DEFAULT UNDER LOAN AGREEMENT. Should an event of default occur or exist under the terms of Grantor's Loan Agreement in favor of Lender.

          DEFAULT UNDER THE INDEBTEDNESS. Should Grantor default in the payment of principal or interest under any of the Indebtedness.

          DEFAULT UNDER THIS AGREEMENT. Should Grantor violate, or fail to comply fully with any of the terms and conditions of, or default under this Agreement.

          DEFAULT UNDER OTHER AGREEMENTS. Should any event of default occur or exist under any Related Document which directly or indirectly secures repayment of any of the indebtedness.

          OTHER DEFAULTS IN FAVOR OF LENDER. Should Grantor or any Guarantor default under any other loan, extension of credit, security agreement or obligation in favor of Lender.

          DEFAULT IN FAVOR OF THIRD PARTIES. Should Grantor or any Guarantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement in favor of any other creditor or person that may materially affect any of Grantor's property, or Grantor's or any Guarantor's ability to perform their respective obligations under this Agreement, or any Related Document, or pertaining to the Indebtedness.

          INSOLVENCY. Should the suspension, failure or insolvency, however evidenced, of Grantor or any Guarantor occur or exist.

          READJUSTMENT OF INDEBTEDNESS. Should proceedings for readjustment of indebtedness, reorganization, composition or extension under any insolvency law be brought by or against Grantor or any Guarantor.

          ASSIGNMENT FOR BENEFIT OF CREDITORS. Should Grantor or any Guarantor file proceedings for a respite or make a general assignment for the benefit of creditors.

          RECEIVERSHIP. Should a receiver of all or any part of Grantor's property, or the property of any Guarantor, be applied for or appointed.

07-14-L995               COMMERCIAL SECURITY AGREEMENT                    PAGE 4
LOAN NO                            (CONTINUED)
================================================================================

          DISSOLUTION PROCEEDINGS. Should proceedings for the dissolution or appointment of a liquidator of Grantor or any Guarantor be commenced.

          FALSE STATEMENTS. Should any representation or warranty of Grantor or any Guarantor made in connection with the indebtedness prove to be incorrect or misleading in any respect.

          DEFECTIVE COLLATERILIZATION. Should this Agreement or any of the Related Documents cease to be in full force and effect (including failure of any Collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

          INSECURITY. Should Lender deem itself to be insecure with regard to repayment of the indebtedness.

     RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under applicable law, and more specifically under the Louisiana Commercial Laws (La. R.S. 10: 9-101 et seq.). In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

          ACCELERATE INDEBTEDNESS. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice or further demand for payment.

          SEIZURE AND SALE OF COLLATERAL IN LOUISIANA. In the event that Lender elects to commence appropriate Louisiana foreclosure proceedings under this Agreement, Lender may cause the Collateral, or any part or parts thereof, to be immediately seized wherever found, and sold, whether in term of court or in vacation, under ordinary or executory process, in accordance with applicable Louisiana law, to the highest bidder for cash, with or without appraisement, and without the necessity of making additional demand upon or notifying Grantor or placing Grantor in default, all of which are expressly waived.

          CONFESSION OF JUDGEMENT. For purposes of foreclosure under Louisiana executory process procedures, Grantor confesses judgment and acknowledges to be indebted unto and in favor of Lender, up to the full amount of the Indebtedness, in principal, interest, costs, expenses, attorneys' fees and other fees and charges. Grantor further confesses judgment and acknowledges to be indebted unto and in favor of Lender in the amount of all additional advances that Lender may make on Grantor's behalf pursuant to this Agreement, together with interest thereon, up to a maximum of two (2) times the face amount of the aforesaid Note. To the extent permitted under applicable Louisiana law, Grantor additionally waives: (a) the benefit of appraisal as provided in Articles 2332, 2336, 2723 and 2724 of the Louisiana Code of Civil Procedure, and all other laws with regard to appraisal upon judicial sale; (b) the demand and three (3) days' delay as provided under Articles 2639 and 2721 of the Louisiana Code of Civil Procedure;
          (c) the notice of seizure as provided under Articles 2293 and 2721 of the Louisiana Code of Civil Procedure; (d) the three (3) days' delay provided under Articles 2331 and 2722 of the Louisiana Code of Civil Procedure; and (a) all other benefits provided under Articles 2331, 2722 and 2723 of the Louisiana Code of Civil Procedure and all other Articles not specifically mentioned above.

          KEEPER. Should any or all of the Collateral be seized as an incident to an action for the recognition or enforcement of this Agreement, by executory process, sequestration, attachment, writ of fieri facias or otherwise, Grantor hereby agrees that the court issuing any such order shall, it requested by Lender, appoint Lender, or any agent designated by Lender, or any person or entity named by Lender at the time such seizure is requested, or any time thereafter, as Keeper of the Collateral as provided under La. R.S. 9:5136, et seq. Such a Keeper shall be entitled to reasonable compensation. Grantor agrees to pay the reasonable fees of such Keeper, which are hereby fixed at $150.00 per hour, which compensation to the Keeper shall also be secured by this Agreement in the form of an additional advance as provided herein.

          DECLARATION OF FACT. Should it become necessary for Lender to foreclose under this Agreement all declarations of fact, which are made under an authentic act before a Notary Public in the presence of two witnesses, by a person declaring such facts to lie within his or her Knowledge, shall constitute authentic evidence for purposes of executory process and also for purposes of La. R.S. B:3509.1, La. R. S. 9:3504(D)(B) and La. R.S. 9:3504(D)(6) and La. R.S.
          10:9-508, as applicable.

          DELIVER COLLATERAL. This provision applies, to the extent applicable, if and when the Collateral for any reason is located outside the State of Louisiana following the occurrence of any Event of Default, or should there be a subsequent change in Louisiana low permitting such remedies. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make ft available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

          PUBLIC OR PRIVATE SALE OF COLLATERAL. To the extent that any of the Collateral is then in Lender's possession, Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid. Grantor agrees that any such sale shall be conclusively deemed to be conducted In a co sky reasonable manner if it is made consistent with the standard of similar sales of collateral by commerciai banks in Baton Rouge, Louisiana

          APPOINT RECEIVER. This provision applies it and when the Collateral for any reason is located outside the State of Louisiana following the occurrence of any Event of Default or should Louisiana law change or be interpreted to permit such a remedy. Lender shall have the following rights and remedies regrading the appointment of a receiver;
          (a) Lender may have a receiver appointed as a matter of right (b) the receiver may be an employee of Lender and may serve without bond, and
          (c) all fees of the receiver and his or her attorney shall become part of the indebtedness accured by this Agreement and shall be payable on demand, with Interest at the Note rate from date of expenditure until repaid.

          COLLECT REVENUES, APPLY ACCOUNTS. Lender shall have the right at its sole option and election, at any time, whether or not one or more Events of Default then exist under this Agreement, to directly collect and receive all proceeds and/or payments arising under or in any way accruing from the Collateral, as such amounts become due and payable. In order to permit the foregoing, Grantor unconditionally agrees to deliver to Lender, immediately following demand, any and all of Grantor's records, ledger sheets, and other documentation, in the form requested by Lender, with regard to the Collateral and any and all proceeds and/or payments applicable thereto.

          Lender shall have the further right, whether or not an Event of Default then exist under this Agreement, where appropriate and within Lender's sole discretion, to file suit either in Lender's own name or in the name of Grantor, to collect any and all proceeds and payments that may then and/or in the future be due and owing under this Agreement and if as a result of such it is necessary for Lender to attempt to collect any such proceeds and/or payments from the obligors therefor, Lender may compromise, settle, extend, or renew for any period (whether or not longer than the original period) any obligation or indebtedness thereunder or evidenced thereby, or surrender, release, or exchange all or any part of said obligation or indebtedness, without affecting the liability of Grantor under this Agreement or under the indebtedness. To that end, Grantor hereby irrevocably constitues and appoints Lender as the attorney-in-fact, coupled with an interest and with full power of substitution, to take any and all such actions and any and all other actions permitted hereby, either in the name of Grantor or Lender.

          ADDITIONAL EXPENSES. In the event that it should become necessary for Lender to conduct a search for any of the Collateral in connection with any foreclosure action, or should it be necessary to remove the Collateral, or any part or parts thereof, from the premises in which or on which the Collateral is then located, and/or to store and/or refurbish such Collateral, Grantor agrees to reimburse Lender for the cost of conducting such a search and/or removing and/or storing and/or refurbishing such Collateral, which additional expense shall also be secured by the lien of this Agreement.


          SPECIFIC PERFORMANCE. Lender may, in addition to the foregoing remedies, or in lieu thereof, in Lender's sole discretion, commence an appropriate action against Grantor seeking specific performance of any covenant contained herein, or in aid of the execution or enforcement of any power herein granted.

          OBTAIN DEFICIENCY. Lender may obtain a judgment against Grantor for any deficiency remaining on the indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement and any Related Document

          OTHER RIGHTS AND REMEDIES. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

          CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

     ASSIGNMENT OF INDEBTEDNESS. Grantor hereby recognizes and agrees that Lender may assign all or any portion of the Indebtedness to one or more third party creditors. Such transfers may include, but are not limited to, sales of participation interests in the indebtedness. Grantor specifically agrees and consents to all such transfers and assignment and further waives any subsequent notice of such transfers or assignments as may be provided under applicable law. Grantor additionally agrees that any and all of the indebtedness in favor of such a third party assignee, for the limited purposes set forth above will be secured by the Collateral

07-14-L995              COMMERCIAL SECURITY AGREEMENT                    PAGE 5
LOAN NO                           (CONTINUED)
================================================================================

     PROTECTION OF LENDER'S SECURITY RIGHTS. Grantor will be fully responsible for any losses that Lender may suffer as a result of anyone other than Lender asserting any rights or interest in or to the Collateral. Grantor agrees to appear in and to defend all actions or proceedings purporting to affect Lender's security interests in any of the Collateral subject to this Agreement and any of the rights and powers granted Lender hereunder. In the event that Grantor fails to do what is required of it under this Agreement, or if any action or proceeding is commenced narring Lender as a party or affecting Lender's security interests or the rights and powers granted under this Agreement, then Lender may, without releasing Grantor from any of its obligations under this Agreement, do whatever Lender believes to be necessary and proper within its sole discretion to protect the security of this Agreement including without limitation making additional advances on Grantor's behalf as provided herein.

     INDEMNIFICATION OF LENDER. Grantor agrees to indemnity, to defend and to save and hold Lender harmless from any and all claims, suits, obligations, damages, losses, costs, expenses (including without limitation Lender's attorneys' fees), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever that may be asserted against or incurred by Lender arising out of or in any manner occasioned by this Agreement and the exercise of the rights and remedies granted Lender hereunder. The foregoing indemnity provisions shall survive the cancellation of this Agreement as to all matters arising or accruing prior to such cancellation, and the foregoing indemnity shall survive in the event that Lender elects to exercise any of the remedies as provided under this Agreement following default hereunder.

     EXECUTION OF ADDITIONAL DOCUMENTS. Grantor agrees to execute all additional documents, instruments and agreements that Lender may deem to be necessary and proper, within its sole discretion, in form and substance satisfactory to Lender, to keep this Agreement in effect, to better reflect the true intent of this Agreement, and to consummate fully all of the transactions contemplated hereby and by any other agreement, instrument or document heretofore, now or at any time or times hereafter executed by Grantor and delivered to Lender.

     INSPECTION; AUDITS. Lender and its agents may periodically enter upon Grantor's premises at reasonable hours and inspect the Collateral. Lender and its agents may also periodically conduct audits of the Collateral and may further inspect and audit Grantor's books and records that in any way pertain to the Collateral and any part or parts thereof.

     APPLICATION OF PAYMENTS. Grantor agrees that all payments and other sums and amounts received by Lender under the Indebtedness or under this Agreement, shall be applied: first, to reimburse Lender for its costs of collecting the same (including but not limited to, reimbursement of Lender's reasonable attorneys' fees); second, to the repayment of interest on all additional advances that Lender may have made on Grantor's behalf pursuant to this Agreement, third, to the payment of principal of all such additional advances, and finally, to the payment of principal and interest on the Indebtedness then outstanding, which may be applied in such order and priority as Lender may determine within its sole discretion.

     TAXATION. In the event that there should be any change in law with regard to taxation of security agreements or the debts they secure, Grantor agrees to pay any taxes, assessments or charges that may be imposed upon Lender as a result of this Agreement.

     EFFECT OF WAIVERS. Grantor has waived, and/or does by these presents waive, presentment for payment, protest, notice of protest and notice of nonpayment under all of the Indebtedness secured by this Agreement. Grantor has further waived, and/or does by these presents waive, all pleas of division and discussion, and all similar rights with regard to the indebtedness, and agrees that Grantor shall remain liable, together with any and all Guarantors, on a "solidary" or "joint and severer" basis. Grantor further agrees that discharge or release of any party who is, may, or will be liable to Lender under any of the Indebtedness, or the release of the Collateral or any other collateral directly or indirectly securing repayment of the same, shall not have the effect of releasing or otherwise diminishing or reducing the actual or potential liability of Grantor and/or any other party or parties guaranteeing payment of the Indebtedness, who shall remain liable to Lender, and/or of releasing any Collateral or other collateral that is not expressly released by Lender.

     Grantor additionally agrees that Lender's acceptance of payments other than in accordance with the terms of any agreement or agreements governing repayment of the Indebtedness, or Lender's subsequent agreement to extend or modify such repayment terms, shall likewise not have the effect of releasing any party or parties from their respective obligations to Lender, and/or of releasing any of the Collateral or other collateral directly or indirectly securing repayment of the Indebtedness. In addition, no course of dealing between Grantor and Lender, nor any failure or delay on the part of Lender to exercise any of the rights and remedies granted to Lender under this Agreement or under any other agreement or agreements by and between Grantor and Lender, shall have the effect of waiving any of Lender's rights and remedies. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender's other rights and remedies. It being Grantor's intent and agreement that Lender's rights and remedies shall be cumulative in nature. Grantor further agrees that upon the occurrence of any Event of Default under this Agreement any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender, shall be binding upon Lender only to the extent that Lender specifically agrees to any such waiver or forbearance in writing. A waiver or forbearance as to one Event of Default shall not constitute a waiver or forbearance as to any other Event of Default. None of the warranties, conditions, provisions and terms contained in this Agreement or any other agreement, document, or instrument now or hereafter executed by Grantor and delivered to Lender, shall be deemed to have been waived by any act or knowledge of Lender, its agents, officers or employees; but only by an instrument in writing specifying such waiver, signed by a duty authorized officer of Lender and delivered to Grantor.

     MISCELLANEOUS PROVISION. The following miscellaneous provisions are a part of this Agreement:

          AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment

          APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Louisiana. Lender and Grantor hereby waive the right to any jury trial in any action, proceedings or counterclaim brought by either Lender or Grantor against the other. This Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana.

          ATTORNEYS' FEES; EXPENSES. Grantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection Grantor also shall pay all court costs and such additional fees as may be directed by the court.

          CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

          NOTICES. To give Grantor any notice required under this Agreement, Lender may hand deliver or mail such notice to Grantor. Lender will deliver or mail any notice to Grantor (or any of them if more than one) at any address which Grantor may have given Lender by written notice as provided in this paragraph. In the event that there is more than one Grantor under this Agreement notice to a single Grantor shall be considered as notice to all Grantors. To give Lender any notice under this Agreement, Grantor (or any Grantor) shall mail the notice to Lender by registered or certified at the address specified in this Agreement, or at any other address that Lender may have given to Grantor (or any Grantor) by written notice as provided in this paragraph. All notices required or permitted under this Agreement must be in writing and will be considered as given on the day it is delivered by hand or deposited in the U.S. Mail, by registered or certified mail to the address specified in this Agreement.

          POWER OF ATTORNEY. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral;
          (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and amendment for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the indebtedness, and the authority conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

          SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any other persons or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits or enforceability of validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other shall remain valid and enforceable.

          SOLE DISCRETION OF LENDER. Whenever Lender's consent or approval is required under this Agreement, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Lender and Lender's decision shall be final and conclusive.

          SUCCESSOR AND ASSIGNS BOUND; SOLIDARY LIABILITY. Grantor's obligations and agreements under this Agreement shall be binding upon Grantor's successors, heirs, legatees, devises, administrators, executors and assigns. In the event that there is more than one Grantor under this Agreement, all of the agreements and obligations made and/or incurred by Grantors under this Agreement shall be on a "solidary" or "joint and several" basis.

     ADDITIONAL DEFINITION OF NOTE. The word "Note" shall also mean and include the notes or credit agreements dated July 14, 1995 in the principal amount of $70,000.00, dated May 30, 1995 in the principal amount of $80O,000.00 and dated May 30, 1995 in the principal amount of $100,000.00, from Grantor to Lender, together with all substitutions or replacement notes therefor, as well as all renewals, extensions, modifications, refinancings, consolidations and substitutions of and for the notes or credit agreements.

     07-14-L995              COMMERCIAL SECURITY AGREEMENT                PAGE 6
     LOAN NO                        (CONTINUED)
================================================================================

     GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JULY 14, 1995.

     GRANTOR:

     Travis Boats & Motors Baton Rouge, Inc.

     By:/s/ Cornelius James McMarius a/k/a Jim McMarius
        -------------------------------------------------------
        Cornelius James McMarius a/k/a Jim McMarius, Vice President

     LENDER:

     Hibernia National Bank

     By:/s/ Wade Carwile
        -------------------------------------------------------
        Authorized Officer

================================================================================